SUNAMERICA SERIES TRUST

Supplement to the Statement of Additional Information dated August 1, 2002

Under the heading "SUBADVISORY AGREEMENTS" on page 44, the reference to USBAM serving as subadviser to the Small Company Value Portfolio should be deleted in its entirety and replaced with the following:

SUBADVISER PORTFOLIO FEE

Franklin Small Company Value Portfolio 0.600% on the first $200 million

0.520% on the next $300 million

0.500% thereafter

Dated: August 28, 2002